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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 22, 2000


                           Westbury Metals Group, Inc.
                   -------------------------------------------
               (Exact name of registrant as specified in charter)



     New York                   033-42408                      11-3023099
     --------                   ---------                      ----------
    (State of                  (Commission                   (IRS Employer
   Organization)               File Number)                Identification No.)


750 Shames Drive
Westbury, New York                                                11590
----------------------------------------                          -----
(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code:  (516) 997-8333
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable




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Item 5. Other Events

Restatement of Financial Reports

     On November 22, 2000, the Company issued a press release announcing that it expects to record several non-cash charges for the year ended June 30, 2000, which will require the Company to restate its financial reports for fiscal quarters ended December 31, 1999 and March 31, 2000. As a result, the Company has been delayed in filing its financial reports with the Securities and Exchange Commission. The Company expects to file its Annual Report on Form 10-K for its fiscal year ended June 30, 2000 and the restated quarterly reports by December 11, 2000. The Company expects to file its quarterly report for the fiscal quarter ended September 30, 2000 by December 15, 2000. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

        (a)    Financial Statements of Business Acquired.

               Not applicable.

        (b)    Unaudited Pro Forma Combined Financial Information.

               Not applicable.

        (c)    Exhibits.

                99.1    Press Release of the Company, dated November 22, 2000.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           Westbury Metals Group, Inc.

                           By:    /s/ Mandel Sherman
                           -----------------------------------------------
                                      Mandel Sherman
                                      Chief Executive Officer


Date: November 22, 2000